                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): May 14, 2004


                             FLEMING COMPANIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


           Oklahoma                     1-8140                48-0222760
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(State or Other Jurisdiction        (Commission             (IRS Employer
       of Incorporation)            File Number)          Identification No.)


1945 Lakepointe Drive, Lewisville, Texas                              75057
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(Address of Principal Executive Offices)                           (Zip code)


Registrant's telephone number, including area code: (972) 906-8000
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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On May 14, 2004, Fleming Companies, Inc. (the "Company") filed its unaudited monthly operating report for the period March 1, 2004 through March 31, 2004 with the United States Bankruptcy Court for the District of Delaware, a copy of which is attached hereto as Exhibit 99.1, in connection with its voluntary petitions for reorganization under Chapter 11 of Title 11 of the United States Code (Case No. 03-10945) (Jointly Administered).


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial statements of businesses acquired.

         Not applicable

(b)      Pro forma financial information.

         Not applicable

(c)      Exhibits.

         99.1 Monthly Operating Report of Fleming Companies, Inc. for the period March 1, 2004 through March 31, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             FLEMING COMPANIES, INC.



Date: May 14, 2004                           By: /s/ Rebecca A. Roof
                                                 -----------------------------
                                                 Rebecca A. Roof
                                                 Interim Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit Number             Description
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99.1 Monthly Operating Report of Fleming Companies, Inc. for the period March 1, 2004 through March 31, 2004.